                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04491

                        Van Kampen Limited Duration Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

Item 1. Report to Shareholders.

       The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Limited Duration Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2004.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

       EFFECTIVE JULY 6, 2004, THE FUND'S NAME CHANGED FROM VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND TO VAN KAMPEN LIMITED DURATION FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers 1-5 Year Government/ Credit Index, the Lehman Brothers 1-2 Year U.S. Government Index, and Merrill Lynch 1-3 Year U.S. Treasury Index from 12/31/94 through 12/31/04. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                              MERRILL LYNCH ONE-TO-   LEHMAN BROTHERS ONE-   LEHMAN BROTHERS ONE-
                                        VAN KAMPEN LIMITED        THREE YEAR US          TO-TWO YEAR US          TO-FIVE YEAR
                                          DURATION FUND          TREASURY INDEX         GOVERNMENT INDEX      GOVT/CREDIT INDEX
                                        ------------------    ---------------------   --------------------   --------------------
12/94                                          9778                   10000                  10000                  10000
                                              10070                   10336                  10301                  10387
                                              10358                   10668                  10584                  10804
                                              10490                   10828                  10740                  10969
12/95                                         10752                   11101                  10976                  11289
                                              10738                   11137                  11046                  11280
                                              10787                   11250                  11175                  11377
                                              10944                   11435                  11356                  11574
12/96                                         11111                   11653                  11560                  11817
                                              11161                   11730                  11654                  11857
                                              11399                   11988                  11895                  12155
                                              11601                   12223                  12109                  12432
12/97                                         11769                   12428                  12300                  12659
                                              11909                   12611                  12475                  12851
                                              12062                   12804                  12661                  13065
                                              12406                   13198                  12998                  13552
12/98                                         12404                   13298                  13111                  13626
                                              12471                   13378                  13212                  13680
                                              12497                   13454                  13301                  13709
                                              12607                   13624                  13464                  13862
12/99                                         12679                   13706                  13557                  13911
                                              12824                   13877                  13730                  14092
                                              13004                   14116                  13958                  14333
                                              13253                   14412                  14241                  14707
12/00                                         13599                   14801                  14595                  15151
                                              13934                   15210                  14984                  15634
                                              14077                   15389                  15176                  15805
                                              14487                   15909                  15642                  16454
12/01                                         14572                   16030                  15795                  16518
                                              14651                   16032                  15797                  16510
                                              14982                   16413                  16148                  17020
                                              15241                   16809                  16464                  17606
12/02                                         15349                   16955                  16604                  17858
                                              15416                   17055                  16702                  18065
                                              15428                   17178                  16807                  18381
                                              15470                   17252                  16883                  18438
12/03                                         15510                   17278                  16918                  18458
                                              15589                   17450                  17057                  18779
                                              15485                   17265                  16921                  18453
                                              15596                   17433                  17064                  18772
12/04                                         15599                   17436                  17073                  18800

                                A SHARES               B SHARES               C SHARES
                              since 6/16/86         since 11/05/91          since 5/10/93
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        2.25%                  2.00%                   .75%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception              5.18%       5.05%      3.86%       3.86%      3.68%       3.68%
10-year                      4.78        4.55       4.35        4.35       4.17        4.17
5-year                       4.23        3.76       3.76        3.76       3.78        3.78
1-year                       0.57       -1.66       0.07       -1.87       0.07       -0.66
--------------------------------------------------------------------------------------------

30-Day SEC Yield                  2.43%                  1.97%                  1.98%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 2.25 percent for Class A shares, a contingent deferred sales charge of 2.00 percent for Class B shares in year one and declining to zero after year four, a contingent deferred sales charge of 0.75 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, and up to 1.00 percent for Class B shares and up to 0.65 percent for Class C shares. The since inception and ten-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

Lehman Brothers 1- to 2-Year U.S. Government Index is a broad-based statistical composite of U.S. Government bonds. Merrill Lynch 1- to 3-Year U.S. Treasury Index is generally representative of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. The Lehman 1-5 Year Government/Credit Index is an unmanaged, broad-based market index that is composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for Merrill Lynch index performance: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen Limited Duration Fund is managed by the Adviser's Taxable Fixed-Income team. Current team members include W. David Armstrong, Managing Director of the Adviser, Jaidip Singh, and Menglin Luo, Executive Directors of the Adviser.(1)

MARKET CONDITIONS

The first quarter of the year began with the federal funds rate at a historically low level of 1 percent, due to continued low employment numbers and other deflationary pressures. This downward trend in the market began to reverse course in April, as a result of strong March employment data, coupled with increasing oil prices. Beginning in June, and at each of its subsequent meetings for the remainder of the year, the Federal Reserve Board (the "Fed") increased the benchmark overnight rate by 25 basis point increments, ending the year at a rate of 2.25 percent.

However, despite the Fed's actions, continued softness in the economy pushed yields on intermediate- and longer-maturity securities lower during the third quarter and into the beginning of the fourth quarter. Oil prices reached $55 per barrel and this, along with a string of weaker than expected employment reports, uncertainty surrounding the outcome of the presidential election, and concern over both the U.S. trade deficit and budget deficit, forced markets into a downward pattern. While the bond market gained slightly following the conclusion of the election, gains were largely limited to intermediate- and longer-maturity securities.

Perceptions of the economy varied during 2004. The year began with concerns over economic sluggishness and ended with concerns over too much growth. Overall, rates were mixed, with shorter-term rates rising and intermediate- and longer-term rates declining.

Against this mixed backdrop, performance varied over the major segments of the fixed income market. U.S. Treasury securities lagged other parts of the market, due in most part to their high sensitivity to fluctuating interest rates and their relatively low yields. Mortgage-backed securities ("MBS") had mixed performance. Higher-coupon securities outperformed their lower-coupon counterparts as declining rates resulted in increased prepayment expectations. Corporate bonds were the best performing of all the major bond sectors due to their higher yields.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

In 2004, the Van Kampen Limited Duration fund underperformed its benchmarks, the Lehman Brothers One-to-Two Year U.S. Government Index, the Lehman Brothers One-to-Five Year Government/Credit Index and the Merrill Lynch One-to-Three Year U.S. Treasury Index. (See table below.) The fund's underperformance was primarily due to its interest-rate posture. We entered the period anticipating rising interest rates, and, as a result, kept the fund's duration (a measure of interest-rate sensitivity) defensively positioned. While the rising federal funds rate validated these expectations, the fact that intermediate- and longer-maturity yields did not rise limited the fund's performance.

A large shift in the fund's portfolio holdings occurred after its mandate changed during the summer to include corporate bonds. Its holdings of these securities benefited from the ongoing rally in corporate credit. The fund's MBS holdings also supported strong returns. In that sector, our focus was on securities with higher coupons. These positions exposed the fund to one of the best-performing areas of the high-quality bond market.

Our approach in 2005 will remain focused on finding securities that we believe offer the potential for compelling total returns. We anticipate being able to invest at more attractive yields than we have seen for some time.

There is no guarantee that any securities will continue to perform well or be held by the Fund in the future.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------------------------------------
                                                    LEHMAN BROTHERS    LEHMAN BROTHERS    MERRILL LYNCH
                                                    ONE-TO-TWO YEAR   ONE-TO-FIVE YEAR     ONE-TO-THREE
                                                    U.S. GOVERNMENT   GOVERNMENT/CREDIT     YEAR U.S.
                      CLASS A   CLASS B   CLASS C        INDEX              INDEX         TREASURY INDEX

                       0.57%     0.07%     0.07%         0.92%              1.85%             0.91%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITIONS.

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance.

SECTORS AS OF 12/31/04
Corporate Bonds                                                  33.7%
Freddie Mac                                                      23.3
Asset-Backed Securities                                          15.1
FNMA                                                             14.6
Treasury Notes                                                    5.6
Federal Home Loan Bank                                            5.2
CMOs                                                              4.1
FHLMC                                                             0.9
GNMA                                                              0.1
                                                                -----
Total Long-Term Investments                                     102.6%
Total Short-Term Investments                                      0.7%
Liabilities in Excess of Other Assets                            -3.3%
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver these reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102. You also may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents either by calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/04 - 12/31/04.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  7/1/04          12/31/04       7/1/04-12/31/04
Class A
  Actual.....................................    $1,000.00        $1,007.33           $4.34
  Hypothetical...............................     1,000.00         1,020.84            4.37
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,004.76            6.85
  Hypothetical...............................     1,000.00         1,018.34            6.90
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,004.78            6.85
  Hypothetical...............................     1,000.00         1,018.34            6.90
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.36%, and 1.36% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          CORPORATE BONDS  33.7%
          AEROSPACE & DEFENSE  0.3%
$  325    Northrop Grumman Corp. ..............  4.079%         11/16/06         $    328,431
   625    Raytheon Co. ........................  4.850          01/15/11              641,209
                                                                                 ------------
                                                                                      969,640
                                                                                 ------------
          AIRLINES  0.1%
   420    Southwest Airlines Co. ..............  5.496          11/01/06              432,753
                                                                                 ------------

          AUTOMOTIVE  1.2%
   930    American Honda Finance Corp.,
          144A--Private Placement (a)..........  3.850          11/06/08              928,227
 1,335    DaimlerChrysler NA Holding...........  6.400          05/15/06            1,389,244
   900    Ford Motor Credit Co. ...............  6.875          02/01/06              927,419
   265    Johnson Controls, Inc. ..............  5.000          11/15/06              272,180
                                                                                 ------------
                                                                                    3,517,070
                                                                                 ------------
          BANKING  6.1%
   795    Bank of America Corp. ...............  3.375          02/17/09              779,730
   400    Bank of America Corp. ...............  3.875          01/15/08              403,405
 1,135    Bank of America Corp. ...............  4.750          10/15/06            1,162,877
 1,050    Bank of America Corp. ...............  5.250          02/01/07            1,087,502
   290    Bank of New York Co., Inc. ..........  5.200          07/01/07              301,676
   600    Bank One NA Illinois.................  1.800          05/05/06              600,916
 2,350    Branch Brokerage & Trust Co. ........  1.870          06/04/07            2,352,836
   600    Citicorp.............................  6.375          11/15/08              653,766
   525    Citicorp.............................  6.750          08/15/05              537,218
   120    Citigroup Global Markets Holdings,
          Inc. (Floating Rate).................  1.980          12/12/06              120,058
   630    Citigroup, Inc. .....................  5.500          08/09/06              651,732
   860    Citigroup, Inc. .....................  5.750          05/10/06              888,372
   320    Huntington National Bank.............  2.750          10/16/06              316,173
 1,420    JPMorgan Chase & Co. ................  5.250          05/30/07            1,477,054
   540    Key Bank NA..........................  7.125          08/15/06              571,344
 1,350    SunTrust Bank Atlanta................  7.250          09/15/06            1,436,168
   420    U.S. Bancorp.........................  5.100          07/15/07              434,655
   540    U.S. Bank NA.........................  2.850          11/15/06              535,693
   250    U.S. Bank NA.........................  3.700          08/01/07              250,615
   910    Wachovia Corp. ......................  4.950          11/01/06              935,745
 1,330    Wachovia Corp. ......................  6.875          09/15/05            1,364,302
   900    Washington Mutual, Inc. .............  7.500          08/15/06              956,477
                                                                                 ------------
                                                                                   17,818,314
                                                                                 ------------

 8                                             See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          BROKERAGE  1.9%
$1,370    Goldman Sachs Group, Inc. ...........  4.125%         01/15/08         $  1,388,198
 2,060    Lehman Brothers Holdings, Inc. ......  8.250          06/15/07            2,286,557
 1,177    World Financial Prop., 144A--Private
          Placement (a)........................  6.910          09/01/13            1,303,102
   369    World Financial Prop., 144A--Private
          Placement (a)........................  6.950          09/01/13              409,130
                                                                                 ------------
                                                                                    5,386,987
                                                                                 ------------
          BUILDING MATERIALS  0.2%
   460    Masco Corp. .........................  6.750          03/15/06              479,315
                                                                                 ------------

          CONSTRUCTION MACHINERY  0.4%
 1,020    Caterpillar Financial Services Corp.,
          Ser F................................  3.625          11/15/07            1,021,808
                                                                                 ------------

          CONSUMER PRODUCTS  0.4%
   655    Cendant Corp. .......................  6.250          01/15/08              699,510
   355    Clorox Co., 144A--Private Placement
          (a)..................................  2.543          12/14/07              355,107
                                                                                 ------------
                                                                                    1,054,617
                                                                                 ------------
          DIVERSIFIED MANUFACTURING  0.8%
   473    Cooper Industries, Inc. .............  5.250          07/01/07              490,322
 1,345    Honeywell International, Inc. .......  5.125          11/01/06            1,385,807
   500    Honeywell International, Inc. .......  6.875          10/03/05              513,483
                                                                                 ------------
                                                                                    2,389,612
                                                                                 ------------
          ELECTRIC  2.1%
 1,420    Appalachian Power Co. ...............  3.600          05/15/08            1,404,141
   915    DTE Energy Co. ......................  6.450          06/01/06              952,835
   860    Duke Energy Corp. ...................  4.500          04/01/10              871,162
   655    Entergy Gulf States (Variable Rate
          Coupon)..............................  2.800          12/01/09              654,925
   300    NiSource Finance Corp. (Variable Rate
          Coupon)..............................  2.915          11/23/09              299,989
 1,285    Pinnacle West Capital Corp. .........  6.400          04/01/06            1,322,888
   475    Wisconsin Electric Power Co. ........  4.500          05/15/13              471,319
                                                                                 ------------
                                                                                    5,977,259
                                                                                 ------------
          FOOD/BEVERAGE  0.3%
   890    Conagra Foods, Inc. .................  6.000          09/15/06              927,041
                                                                                 ------------

          HEALTHCARE  1.3%
   375    Aetna, Inc. .........................  7.375          03/01/06              390,491
   780    Aetna, Inc. .........................  7.875          03/01/11              914,012
   480    Unitedhealth Group, Inc. ............  4.125          08/15/09              480,183
 1,110    Unitedhealth Group, Inc. ............  7.500          11/15/05            1,145,870
   680    Wellpoint Health Networks, Inc. .....  6.375          06/15/06              708,291
                                                                                 ------------
                                                                                    3,638,847
                                                                                 ------------

See Notes to Financial Statements                                              9

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          LIFE INSURANCE  3.9%
$  855    Allstate Financial Global Funding II,
          144A--Private Placement (a)..........  2.625%         10/22/06         $    843,050
   670    ING Security Life Institutional
          Funding, 144A--Private Placement
          (a)..................................  2.700          02/15/07              657,753
   720    John Hancock Financial Services,
          Inc. ................................  5.625          12/01/08              765,374
   775    John Hancock Global Funding II,
          144A--Private Placement (a)..........  5.625          06/27/06              799,025
   630    John Hancock Global Funding II,
          144A--Private Placement (a)..........  7.900          07/02/10              738,490
   795    Monumental Global Funding II,
          144A--Private Placement (a)..........  3.850          03/03/08              797,659
 2,245    Prudential Insurance Co.,
          144A--Private Placement (a)..........  6.375          07/23/06            2,361,929
 3,137    TIAA Global Markets, Inc.,
          144A--Private Placement (a)..........  3.875          01/22/08            3,158,699
 1,070    TIAA Global Markets, Inc.,
          144A--Private Placement (a)..........  5.000          03/01/07            1,102,786
                                                                                 ------------
                                                                                   11,224,765
                                                                                 ------------
          LODGING  0.5%
   460    Hyatt Equities, LLC, 144A--Private
          Placement (a)........................  6.875          06/15/07              484,255
 1,055    Marriott International, Inc., Ser
          D....................................  8.125          04/01/05            1,067,353
                                                                                 ------------
                                                                                    1,551,608
                                                                                 ------------
          MEDIA-CABLE  0.6%
 1,100    Comcast Cable Communications,
          Inc. ................................  8.375          05/01/07            1,217,194
   160    Comcast Corp. .......................  7.625          02/15/08              176,444
   403    Cox Communications, Inc.,
          144A--Private Placement (Variable
          Rate Coupon) (a).....................  3.040          12/14/07              404,028
                                                                                 ------------
                                                                                    1,797,666
                                                                                 ------------
          MEDIA-NONCABLE  0.3%
   825    Clear Channel Communications.........  7.650          09/15/10              939,800
                                                                                 ------------

          NATURAL GAS DISTRIBUTORS  0.4%
 1,075    Sempra Energy........................  4.750          05/15/09            1,096,911
                                                                                 ------------

          NATURAL GAS PIPELINES  0.6%
 1,810    Consolidated Natural Gas Co. ........  5.375          11/01/06            1,870,316
                                                                                 ------------

          NONCAPTIVE-CONSUMER FINANCE  1.3%
   950    Countrywide Home Loans, Inc. ........  3.250          05/21/08              929,670
 1,930    Household Finance Corp. .............  6.400          06/17/08            2,083,852
   870    SLM Corp. ...........................  4.000          01/15/10              864,237
                                                                                 ------------
                                                                                    3,877,759
                                                                                 ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          NONCAPTIVE-DIVERSIFIED FINANCE  3.1%
$2,430    CIT Group, Inc. .....................  6.500%         02/07/06         $  2,516,071
 2,835    General Electric Capital Corp. ......  5.375          03/15/07            2,946,350
   980    International Lease Finance Corp. ...  2.950          05/23/06              971,366
   875    International Lease Finance Corp. ...  3.750          08/01/07              875,340
   740    John Deere Capital Corp. ............  3.375          10/01/07              733,680
 1,065    John Deere Capital Corp. ............  4.500          08/22/07            1,090,204
                                                                                 ------------
                                                                                    9,133,011
                                                                                 ------------
          OIL FIELD SERVICES  0.1%
   165    Panhandle Eastern Pipe Line Co., Ser
          B....................................  2.750          03/15/07              161,649
                                                                                 ------------

          PAPER  0.7%
   450    International Paper Co. .............  3.800          04/01/08              448,489
 1,400    Weyerhaeuser Co. ....................  6.000          08/01/06            1,455,392
   242    Weyerhaeuser Co. ....................  6.125          03/15/07              254,942
                                                                                 ------------
                                                                                    2,158,823
                                                                                 ------------
          PROPERTY & CASUALTY  1.0%
 1,675    Hartford Financial Services Group,
          Inc. ................................  2.375          06/01/06            1,644,939
 1,300    Marsh & McLennan Cos., Inc. .........  5.375          03/15/07            1,326,680
                                                                                 ------------
                                                                                    2,971,619
                                                                                 ------------
          RAILROADS  0.6%
   205    CSX Corp. ...........................  2.750          02/15/06              203,295
   210    CSX Corp. ...........................  9.000          08/15/06              227,523
   130    Norfolk Southern Corp. ..............  7.350          05/15/07              140,776
   305    Union Pacific Corp. .................  6.625          02/01/08              331,597
   695    Union Pacific Corp. .................  6.790          11/09/07              748,204
                                                                                 ------------
                                                                                    1,651,395
                                                                                 ------------
          REAL ESTATE INVESTMENT TRUSTS  0.6%
 1,705    EOP Operating LP.....................  8.375          03/15/06            1,798,894
                                                                                 ------------

          REFINING  0.2%
   450    Ashland, Inc. .......................  7.830          08/15/05              462,479
                                                                                 ------------

          RETAIL  1.6%
 1,130    Federated Department Stores, Inc. ...  6.625          09/01/08            1,231,162
 1,435    May Department Stores Co. ...........  3.950          07/15/07            1,438,282
 2,000    Target Corp. ........................  5.950          05/15/06            2,075,368
                                                                                 ------------
                                                                                    4,744,812
                                                                                 ------------
          SUPERMARKETS  1.3%
   560    Albertson's, Inc. ...................  7.500          02/15/11              649,388
 1,735    Kroger Co. ..........................  7.625          09/15/06            1,851,356
 1,355    Safeway, Inc. .......................  6.150          03/01/06            1,398,020
                                                                                 ------------
                                                                                    3,898,764
                                                                                 ------------

See Notes to Financial Statements                                             11

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          TEXTILE  0.2%
$  435    Mohawk Industries, Inc. .............  6.500%         04/15/07         $    462,421
                                                                                 ------------

          TOBACCO  0.3%
   855    Altria Group, Inc. ..................  5.625          11/04/08              889,347
                                                                                 ------------

          TRANSPORTATION SERVICES  0.2%
   470    FedEx Corp. .........................  2.650          04/01/07              460,578
                                                                                 ------------

          WIRELINE COMMUNICATIONS  1.1%
 2,975    Verizon Global Funding Corp. ........  6.125          06/15/07            3,152,709
                                                                                 ------------
          TOTAL CORPORATE BONDS  33.7%........................................     97,918,589
                                                                                 ------------

          ADJUSTABLE RATE MORTGAGE BACKED
          SECURITIES  1.4%
 1,070    Federal Home Loan Mortgage Corp. ....  3.630          07/01/34            1,066,227
   311    Federal National Mortgage
          Association..........................  3.376          09/01/19              317,205
 1,189    Federal National Mortgage
          Association..........................  3.725          07/01/34            1,183,283
   651    Federal National Mortgage
          Association..........................  3.797          06/01/34              649,658
   741    Federal National Mortgage
          Association..........................  4.110          09/01/34              744,969
                                                                                 ------------
          TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES....................      3,961,342
                                                                                 ------------

          ASSET BACKED SECURITIES  15.1%
 2,400    American Express Credit Account
          Master Trust.........................  1.690          01/15/09            2,348,723
   700    Bank One Issuance Trust..............  2.940          06/16/08              699,945
 2,600    Bank One Issuance Trust..............  3.860          06/11/11            2,607,497
   950    Capital Auto Receivables Asset
          Trust................................  3.350          02/15/08              948,516
 1,756    Capital Auto Receivables Asset
          Trust................................  3.580          10/16/06            1,762,258
 1,500    Chase Manhattan Auto Owner Trust.....  2.830          09/15/10            1,473,199
 2,900    Chase Manhattan Auto Owner Trust.....  2.940          06/15/10            2,869,358
   600    Chase Manhattan Auto Owner Trust.....  4.210          01/15/09              605,375
 2,000    Daimler Chrysler Auto Trust..........  2.860          03/09/09            1,979,193
 2,100    Daimler Chrysler Auto Trust..........  3.090          01/08/08            2,098,580
 2,400    Fleet Credit Card Master Trust II....  2.750          04/15/08            2,396,630
 1,568    Harley-Davidson Motorcycle Trust.....  3.090          06/15/10            1,567,802
 2,000    Harley-Davidson Motorcycle Trust.....  3.560          02/15/12            2,003,936
 1,625    Honda Auto Receivables Owner Trust...  2.700          04/15/08            1,616,680
 3,000    Honda Auto Receivables Owner Trust...  2.770          11/21/08            2,972,259
 1,000    Hyundai Auto Receivables Trust.......  2.330          11/15/07              992,137
 2,500    MBNA Credit Card Master Note Trust...  2.700          04/16/07            2,459,650
   600    Nordstrom Private Label Credit Card
          Master Trust, 144A--Private Placement
          (a)..................................  4.820          04/15/10              614,598

 12                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          ASSET BACKED SECURITIES (CONTINUED)
$2,125    TXU Electric Delivery Transition Bond
          Co. LLC..............................  3.520%         11/15/11         $  2,122,844
 2,000    USAA Auto Owner Trust................  3.160          02/17/09            1,992,784
 3,200    Whole Auto Loan Trust................  2.580          03/15/10            3,157,466
 3,350    William Street Funding Corp.,
          144A--Private Placement (Floating
          Rate) (a)............................  1.950          04/23/06            3,354,786
 1,100    World Omni Auto Receivables Trust....  3.290          11/12/08            1,098,381
                                                                                 ------------
          TOTAL ASSET BACKED SECURITIES  15.1%................................     43,742,597
                                                                                 ------------

          COLLATERALIZED MORTGAGE
          OBLIGATIONS  4.1%
 2,000    Bank of America Mortgage
          Securities...........................  4.418          01/25/35            1,994,688
 1,189    Citigroup Mortgage Loan Trust, Inc.
          (Floating Rate)......................  4.070          09/25/34            1,189,447
   945    Citigroup Mortgage Loan Trust, Inc.
          (Floating Rate)......................  4.845          08/25/34              956,424
 1,144    Countrywide Home Loan Mortgage
          Trust................................  4.724          11/20/34            1,143,547
 1,476    Freddie Mac..........................  5.500          02/15/12            1,490,487
   580    First Horizon Asset Securities, Inc.
          (Floating Rate)......................  5.199          10/25/34              584,770
   680    Government National Mortgage
          Association (Floating Rate)
          (REMIC)..............................  2.810          09/16/19              683,021
   422    Wells Fargo Mortgage Backed
          Securities Trust (Floating Rate).....  3.393          07/25/34              421,300
 1,621    Wells Fargo Mortgage Backed
          Securities Trust.....................  3.456          09/25/34            1,609,142
 1,884    Wells Fargo Mortgage Backed
          Securities Trust.....................  4.605          12/25/34            1,889,836
                                                                                 ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS...........................     11,962,662
                                                                                 ------------

          MORTGAGE BACKED SECURITIES  14.3%
     6    Federal Home Loan Mortgage Corp. ....  6.500          01/01/33                5,890
 1,375    Federal Home Loan Mortgage Corp. ....  7.500    10/01/29 to 09/01/32      1,473,988
    68    Federal Home Loan Mortgage Corp. ....  9.250          12/01/15               68,617
 7,389    Federal National Mortgage
          Association..........................  6.500    11/01/23 to 01/01/34      7,759,284
11,670    Federal National Mortgage
          Association..........................  7.000    03/01/26 to 04/01/34     12,379,246
 8,067    Federal National Mortgage
          Association..........................  7.500    12/01/28 to 09/01/32      8,643,304
   119    Federal National Mortgage Association
          (FHA/VA).............................  8.500    05/01/21 to 04/01/25        131,515
    62    Federal National Mortgage
          Association..........................  9.500    03/01/16 to 04/01/20         68,934
    34    Federal National Mortgage
          Association.......................... 10.000          05/01/21               37,888

See Notes to Financial Statements                                             13

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$10,000   Federal National Mortgage
          Association, January.................  7.000%           TBA            $ 10,596,880
    22    Government National Mortgage
          Association..........................  7.500    07/15/28 to 08/15/28         23,497
    22    Government National Mortgage
          Association..........................  9.500    07/15/16 to 06/15/18         24,412
    97    Government National Mortgage
          Association.......................... 10.000    03/15/16 to 01/15/19        108,000
    15    Government National Mortgage
          Association.......................... 10.500          02/15/18               17,111
   100    Government National Mortgage
          Association.......................... 11.000          11/15/18              113,102
                                                                                 ------------
          TOTAL MORTGAGE BACKED SECURITIES  14.3%.............................     41,451,668
                                                                                 ------------

          UNITED STATES GOVERNMENT AGENCY
          OBLIGATIONS  28.4%
15,100    Federal Home Loan Bank...............  3.250          12/17/07           15,013,507
36,630    Freddie Mac..........................  2.750          08/15/06           36,403,920
31,425    Freddie Mac..........................  2.875          05/15/07           31,122,031
                                                                                 ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...................     82,539,458
                                                                                 ------------

          UNITED STATES TREASURY
          OBLIGATIONS  5.6%
 7,000    United States Treasury Notes.........  1.500          07/31/05            6,959,260
 8,900    United States Treasury Notes.........  5.625          02/15/06            9,178,134
                                                                                 ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS............................     16,137,394
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  102.6%
  (Cost $298,284,624).........................................................    297,713,710
                                                                                 ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued


DESCRIPTION                                                                             VALUE
-------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT OBLIGATIONS  0.7%
Federal Home Loan Bank ($1,020,000 par, yielding 1.25%, 01/03/05 maturity)........   $  1,019,929
United States Treasury Bills ($500,000 par, yielding 1.459%, 01/13/05 maturity)
(b)...............................................................................        499,757
United States Treasury Bills ($550,000 par, yielding 2.281%, 03/24/05 maturity)
(b)...............................................................................        547,372
                                                                                     ------------

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS
  (Cost $2,067,281)...............................................................      2,067,058
                                                                                     ------------

TOTAL INVESTMENTS  103.3%
  (Cost $300,351,905).............................................................    299,780,768
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.3%).....................................     (9,471,989)
                                                                                     ------------

NET ASSETS  100.0%................................................................   $290,308,779
                                                                                     ============

Percentages are calculated as a percentage of net assets.

The obligations of certain United States government sponsored entities are neither issued or guaranteed by the United States Treasury.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

REMIC--Real Estate Mortgage Investment Conduits

TBA-- To be announced, maturity date had not yet been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

See Notes to Financial Statements                                             15

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Total Investments (Cost $300,351,905).......................  $299,780,768
Receivables:
  Interest..................................................     2,331,132
  Fund Shares Sold..........................................       717,038
Other.......................................................       130,957
                                                              ------------
    Total Assets............................................   302,959,895
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,613,281
  Fund Shares Repurchased...................................     1,148,397
  Distributor and Affiliates................................       192,805
  Income Distributions......................................       146,914
  Custodian Bank............................................        93,694
  Investment Advisory Fee...................................        74,619
  Variation Margin on Futures...............................        54,453
Trustees' Deferred Compensation and Retirement Plans........       184,899
Accrued Expenses............................................       142,054
                                                              ------------
    Total Liabilities.......................................    12,651,116
                                                              ------------
NET ASSETS..................................................  $290,308,779
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $309,922,573
Net Unrealized Depreciation.................................      (545,609)
Accumulated Undistributed Net Investment Income.............    (1,121,673)
Accumulated Net Realized Loss...............................   (17,946,512)
                                                              ------------
NET ASSETS..................................................  $290,308,779
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $151,707,715 and 13,099,646 shares of
    beneficial interest issued and outstanding).............  $      11.58
    Maximum sales charge (2.25%* of offering price).........           .27
                                                              ------------
    Maximum offering price to public........................  $      11.85
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $83,312,105 and 7,128,687 shares of
    beneficial interest issued and outstanding).............  $      11.69
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,288,959 and 4,753,392 shares of
    beneficial interest issued and outstanding).............  $      11.63
                                                              ============

*   On sales of $25,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest....................................................  $ 8,502,636
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $246,147, $654,207 and $433,757,
  respectively).............................................    1,334,111
Investment Advisory Fee.....................................    1,271,880
Shareholder Services........................................      529,362
Custody.....................................................       52,243
Legal.......................................................       39,982
Trustees' Fees and Related Expenses.........................       30,726
Other.......................................................      355,862
                                                              -----------
    Total Expenses..........................................    3,614,166
    Less Credits Earned on Cash Balances....................        4,878
                                                              -----------
    Net Expenses............................................    3,609,288
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,893,348
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   835,957
  Futures...................................................   (2,365,399)
                                                              -----------
Net Realized Loss...........................................   (1,529,442)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,736,096
                                                              -----------
  End of the Period:
    Investments.............................................     (571,137)
    Futures.................................................       25,528
                                                              -----------
                                                                 (545,609)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,281,705)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,811,147)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,082,201
                                                              ===========

See Notes to Financial Statements                                             17

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 2004    DECEMBER 31, 2003
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $   4,893,348        $   3,581,954
Net Realized Gain/Loss...............................       (1,529,442)             884,926
Net Unrealized Depreciation During the Period........       (2,281,705)          (1,243,864)
                                                         -------------        -------------
Change in Net Assets from Operations.................        1,082,201            3,223,016
                                                         -------------        -------------

Distributions from Net Investment Income:
  Class A Shares.....................................       (5,326,108)          (6,300,466)
  Class B Shares.....................................       (2,705,496)          (4,047,193)
  Class C Shares.....................................       (1,802,974)          (2,583,120)
                                                         -------------        -------------
Total Distributions..................................       (9,834,578)         (12,930,779)
                                                         -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       (8,752,377)          (9,707,763)
                                                         -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      109,355,260          364,882,484
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        7,561,196            9,166,258
Cost of Shares Repurchased...........................     (205,291,696)        (343,180,342)
                                                         -------------        -------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (88,375,240)          30,868,400
                                                         -------------        -------------

TOTAL INCREASE/DECREASE IN NET ASSETS................      (97,127,617)          21,160,637
NET ASSETS:
Beginning of the Period..............................      387,436,396          366,275,759
                                                         -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $(1,121,673)
  and $(1,363,224), respectively)....................    $ 290,308,779        $ 387,436,396
                                                         =============        =============

 18                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED DECEMBER 31,
CLASS A SHARES                              -------------------------------------------------
                                             2004      2003      2002     2001 (b)     2000
                                            -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $11.90    $12.17    $12.08    $ 11.91     $ 11.78
                                            ------    ------    ------    -------     -------
  Net Investment Income (a)...............     .20       .13       .28        .46         .73
  Net Realized and Unrealized Gain/Loss...    (.13)      -0-(e)    .35        .37         .10
                                            ------    ------    ------    -------     -------
Total from Investment Operations..........     .07       .13       .63        .83         .83
Less Distributions from Net Investment
  Income..................................     .39       .40       .54        .66         .70
                                            ------    ------    ------    -------     -------
NET ASSET VALUE, END OF THE PERIOD........  $11.58    $11.90    $12.17    $ 12.08     $ 11.91
                                            ======    ======    ======    =======     =======

Total Return* (c).........................    .57%     1.04%     5.34%      7.16%       7.25%
Net Assets at End of the Period (In
  millions)...............................  $151.7    $181.6    $150.3    $  65.6     $  30.3
Ratio of Expenses to Average Net
  Assets*.................................    .84%      .72%      .59%       .85%       1.13%
Ratio of Net Investment Income to Average
  Net Assets*.............................   1.73%     1.08%     2.31%      3.95%       6.26%
Portfolio Turnover (d)....................    143%      311%      154%       134%        243%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets...............................     N/A      .79%      .79%      1.05%       1.33%
   Ratio of Net Investment Income to
     Average Net Assets...................     N/A     1.01%     2.11%      3.75%       6.06%

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets by .78%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of .50% may be imposed on certain redemptions made within eighteen months of purchases. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns included combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

(e) Amount is less than $0.01.

N/A=Not Applicable

See Notes to Financial Statements                                             19

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED DECEMBER 31,
CLASS B SHARES                                 ------------------------------------------------
                                                2004      2003      2002     2001 (b)     2000
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $12.01    $12.27    $12.18     $11.98     $11.82
                                               ------    ------    ------     ------     ------
  Net Investment Income (a)..................     .15       .08       .22        .41        .69
  Net Realized and Unrealized Gain/Loss......    (.14)      -0-(e)    .36        .39        .08
                                               ------    ------    ------     ------     ------
Total from Investment Operations.............     .01       .08       .58        .80        .77
Less Distributions from Net Investment
  Income.....................................     .33       .34       .49        .60        .61
                                               ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $11.69    $12.01    $12.27     $12.18     $11.98
                                               ======    ======    ======     ======     ======

Total Return* (c)............................    .07%      .62%     4.81%      6.73%      6.79%
Net Assets at End of the Period (In
  millions)..................................  $ 83.3    $122.7    $138.7     $ 52.5     $ 10.5
Ratio of Expenses to Average Net Assets*.....   1.34%     1.21%     1.08%      1.29%      1.57%
Ratio of Net Investment Income to Average Net
  Assets*....................................   1.23%      .63%     1.81%      3.38%      5.82%
Portfolio Turnover (d).......................    143%      311%      154%       134%       243%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...     N/A     1.27%     1.28%      1.49%      1.77%
   Ratio of Net Investment Income to Average
     Net Assets..............................     N/A      .57%     1.61%      3.18%      5.62%

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets by .78%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

(e) Amount is less than $0.01.

N/A=Not Applicable

 20                                            See Notes to Financial Statements

VAN KAMPEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED DECEMBER 31,
CLASS C SHARES                                 ------------------------------------------------
                                                2004      2003      2002     2001 (b)     2000
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $11.95    $12.21    $12.13     $11.95     $11.81
                                               ------    ------    ------     ------     ------
  Net Investment Income (a)..................     .15       .08       .21        .37        .66
  Net Realized and Unrealized Gain/Loss......    (.14)      -0-(e)    .36        .42        .13
                                               ------    ------    ------     ------     ------
Total from Investment Operations.............     .01       .08       .57        .79        .79
Less Distributions from Net Investment
  Income.....................................     .33       .34       .49        .61        .65
                                               ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $11.63    $11.95    $12.21     $12.13     $11.95
                                               ======    ======    ======     ======     ======

Total Return* (c)............................    .07%      .63%     4.74%      7.02%      6.62%
Net Assets at End of the Period (In
  millions)..................................  $ 55.3    $ 83.1    $ 77.3     $ 26.5     $  2.9
Ratio of Expenses to Average Net Assets*.....   1.34%     1.21%     1.08%      1.23%      1.57%
Ratio of Net Investment Income to Average Net
  Assets*....................................   1.23%      .61%     1.76%      3.13%      5.79%
Portfolio Turnover (d).......................    143%      311%      154%       134%       243%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...     N/A     1.28%     1.28%      1.43%      1.77%
   Ratio of Net Investment Income to Average
     Net Assets..............................     N/A      .54%     1.56%      2.93%      5.59%

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the the ratio of net investment income to average net assets by .79%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

(e) Amount is less than $0.01.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Duration Fund (the "Fund"), formerly Van Kampen Limited Maturity Government Fund, is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade quality corporate bonds, mortgage-related or mortgage-backed securities, asset-backed securities, and certain other debt obligations. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C Shares commenced on November 5, 1991 and May 10, 1993, respectively. The Fund registered Class I Shares on September 1, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2004, the Fund had $10,613,281 of when-issued, delayed delivery, or forward purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser")

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $16,969,992 which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,051,059..................................................  December 31, 2007
   346,588..................................................  December 31, 2008
   544,017..................................................  December 31, 2010
 7,821,920..................................................  December 31, 2011
 7,206,408..................................................  December 31, 2012

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $301,673,258
                                                              ============
Gross tax unrealized appreciation...........................  $    764,424
Gross tax unrealized depreciation...........................    (2,656,914)
                                                              ------------
Net tax unrealized depreciation on investments..............  $ (1,892,490)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
Distributions paid from:
Ordinary income.............................................  $10,074,657    $13,405,106
Long-term capital gain......................................          -0-            -0-
                                                              -----------    -----------
                                                              $10,074,657    $13,405,106
                                                              ===========    ===========

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

    Due to inherent differences in the recognition of income, expenses and realized gain/ losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the recognition of net realized gains/losses on paydowns of mortgage pool obligations totaling $1,889,433 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to a portion of the capital loss carryforward expiring in the current year totaling $461,488 has been reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $488 was reclassified from accumulated undistributed net investment income to accumulated net realized loss, and book to tax amortization differences totaling $3,293,836 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2004, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $343,051

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, straddle positions and gains or losses recognized for tax purposes on open futures transactions on December 31, 2004.

F. EXPENSE REDUCTIONS During the year ended December 31, 2004, the Fund's custody fee was reduced by $4,878 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .300% of the average daily net assets. Effective November 1, 2004, the management fee was reduced from .400% for the first $500 million, .375% for the next $500 million, and .350% for any average daily net assets greater than $1 billion.

    For the year ended December 31, 2004, the Fund recognized expenses of approximately $39,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2004, the Fund recognized expenses of approximately $24,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2004, the Fund recognized expenses of approximately $442,400 representing transfer agency fees paid to

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $96,383 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2004, capital aggregated $166,847,909, $85,481,412 and
$57,593,252 for Classes A, B and C, respectively. For the year ended December 31, 2004, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    6,553,181    $  77,223,736
  Class B...................................................    1,432,437       17,000,667
  Class C...................................................    1,277,810       15,130,857
                                                              -----------    -------------
Total Sales.................................................    9,263,428    $ 109,355,260
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      367,364    $   4,308,635
  Class B...................................................      172,124        2,037,511
  Class C...................................................      103,106        1,215,050
                                                              -----------    -------------
Total Dividend Reinvestment.................................      642,594    $   7,561,196
                                                              ===========    =============
Repurchases:
  Class A...................................................   (9,083,005)   $(107,054,424)
  Class B...................................................   (4,698,461)     (55,844,226)
  Class C...................................................   (3,579,566)     (42,393,046)
                                                              -----------    -------------
Total Repurchases...........................................  (17,361,032)   $(205,291,696)
                                                              ===========    =============

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

    At December 31, 2003, capital aggregated $192,611,123, $122,419,897 and
$83,728,281 for Classes A, B and C, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   19,619,725    $ 236,655,781
  Class B...................................................    5,376,794       65,508,851
  Class C...................................................    5,176,333       62,717,852
                                                              -----------    -------------
Total Sales.................................................   30,172,852    $ 364,882,484
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      371,702    $   4,465,291
  Class B...................................................      242,963        2,945,728
  Class C...................................................      145,456        1,755,239
                                                              -----------    -------------
Total Dividend Reinvestment.................................      760,121    $   9,166,258
                                                              ===========    =============
Repurchases:
  Class A...................................................  (17,079,039)   $(205,362,705)
  Class B...................................................   (6,703,878)     (81,209,132)
  Class C...................................................   (4,697,961)     (56,608,505)
                                                              -----------    -------------
Total Repurchases...........................................  (28,480,878)   $(343,180,342)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2004 and 2003, 444,949 and 355,324 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2004 and 2003, 245,626 and 26,623 Class C Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   2.00%              .75%
Second......................................................   1.50%              None
Third.......................................................   1.00%              None
Fourth......................................................    .50%              None
Fifth and Thereafter........................................    None              None

    For the year ended December 31, 2004, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $46,900 and CDSC on redeemed shares of approximately $283,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding short-term investments, were $500,396,483 and $660,165,081, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated to under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2004 were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2003............................      794
Futures Opened..............................................    2,562
Futures Closed..............................................   (2,895)
                                                               ------
Outstanding at December 31, 2004............................      461
                                                               ======

    The futures contracts outstanding as of December 31, 2004, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 2-Year Futures March 2005 (Current
  Notional Value of $209,594 per contract)..................     100          $ 5,898
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures March 2005 (Current
  Notional Value of $111,938 per contract)..................     142           10,459
U.S. Treasury Notes 5-Year Futures March 2005 (Current
  Notional Value of $109,531 per contract)..................     219            9,171
                                                                 ---          -------
                                                                 461          $25,528
                                                                 ===          =======

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of up to .25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to .15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to .65% of the average daily net assets attributable to such class of shares. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $5,145,300 and $125,300 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended December 31, 2004 are payments retained by Van Kampen of approximately $637,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $149,100.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to

VAN KAMPEN LIMITED DURATION FUND

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, the parties have agreed that plaintiff's proposed second amended derivative complaint would be withdrawn and that the allegations regarding market timing and late trading asserted therein would be filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN LIMITED DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen
Limited Duration Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Limited Duration Fund (formerly the Van Kampen Limited Maturity Government Fund) (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Limited Duration Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           -s- Ernst & Young LLP

                                                               Chicago, Illinois
                                                                February 4, 2005

VAN KAMPEN LIMITED DURATION FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN LIMITED DURATION FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             83       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         81       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN LIMITED DURATION FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      83       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN LIMITED DURATION FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            81       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      81       Trustee/Director/Managing
1744 R Street, NW                          since 1995  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       83       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN LIMITED DURATION FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            81       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         83       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           81       Trustee/Director/Managing
(63)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN LIMITED DURATION FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            81       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    1999;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN LIMITED DURATION FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           83       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        83       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN LIMITED DURATION FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

James W. Garrett (36)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2005  Chief Financial Officer and Treasurer of the Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

VAN KAMPEN LIMITED DURATION FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)        Executive Vice           Officer     Principal Executive Officer of funds in the Fund Complex
1221 Avenue of the Americas   President and            since 2003  since May 2003. Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 138, 338, 538
LTMG ANR 3/05 RN05-00266P-Y12/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period. Exhibit B was then amended again in February 2005. Both editions of Exhibit B are attached.

(d) Not applicable.

(e) Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit 11A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

         2004
                                             REGISTRANT    COVERED ENTITIES(1)
            AUDIT FEES ...................   $ 27,000           N/A

            NON-AUDIT FEES
                 AUDIT-RELATED FEES ......   $      0      $115,000(2)
                 TAX FEES ................   $  2,000(3)   $100,829(4)
                 ALL OTHER FEES ..........   $      0      $ 60,985(5)
            TOTAL NON-AUDIT FEES .........   $  2,000      $276,814

            TOTAL ........................   $ 29,000      $276,814

         2003
                                             REGISTRANT    COVERED ENTITIES(1)
            AUDIT FEES ...................   $ 21,630           N/A

            NON-AUDIT FEES
                 AUDIT-RELATED FEES ......   $      0      $ 93,000(2)
                 TAX FEES ................   $  1,370(3)   $163,414(4)
                 ALL OTHER FEES ..........   $      0      $341,775(6)
            TOTAL NON-AUDIT FEES .........   $  1,370      $598,189

            TOTAL ........................   $ 23,000      $598,189

         N/A- Not applicable, as not required by Item 4.

         (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

         (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

         (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

         (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

         (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

         (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

--------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.       DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the Audit services in Appendix
B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

         A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).


8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:


         -    Van Kampen Investments Inc.

         -    Van Kampen Asset Management

         -    Van Kampen Advisors Inc.

         -    Van Kampen Funds Inc.

         -    Van Kampen Investor Services Inc.

         -    Morgan Stanley Investment Management Inc.

         -    Morgan Stanley Trust Company

         -    Morgan Stanley Investment Management Ltd.

         -    Morgan Stanley Investment Management Company

         -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Limited Duration Fund

By: /s/ Ronald E. Robison
    ------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 17, 2005

By: /s/ James W. Garrett
    ------------------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: February 17, 2005